SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2003

RYDER VEHICLE LEASE TRUST 2001-A
(Exact name of registrant as specified in its charter)

Delaware	333-52660	65-6359417
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

3600 NW 82nd Avenue, Miami, Florida		33166
(Address of principal executive offices)		(Zip Code)

(305) 500-3726
(Registrant’s telephone number, including area code)

This report consists of 9 consecutively numbered pages.

SIGNATURE
INDEX TO EXHIBITS
Quarterly Report to Investors

ITEM 5.	OTHER EVENTS

The Quarterly Report to Investors (Payment Date Certificate) for the quarter ended January 31, 2003 was delivered to the trustee of the Ryder Vehicle Lease Trust 2001-A Feb 12, 2003.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)Exhibits:

99.1 Quarterly Report to Investors (Payment Date Certificate) for the quarter ended January 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RYDER VEHICLE LEASE TRUST 2001-A (Registrant)

Date: February 27, 2003	/s/ W. Daniel Susik W. Daniel Susik Senior Vice President & Treasurer Ryder Truck Rental, Inc.

(Duly Authorized Officer of the Administrator on behalf of the Trust)

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
99.1	Quarterly Report to Investors (Payment Date Certificate) for the quarter ended January 31, 2003.